                                      JULY 31, 1999


      Aberdeen

      ANNUAL REPORT

                                    - Phoenix-Aberdeen
                                      New Asia Fund

                                    - Phoenix-Aberdeen
                                      Global Small
                                      Cap Fund



[LOGO] PHOENIX
       INVESTMENT PARTNERS

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the Phoenix-Aberdeen New Asia Fund and the Phoenix-Aberdeen Global Small Cap Fund for the 12 months ended July 31, 1999. This year has been a particularly volatile period for markets around the world, and we realize that these dramatic up and down movements may have caused you some concern. Perhaps the best way to deal with market fluctuations is to keep in mind a few "basics of investing."

  REMAIN FOCUSED ON YOUR LONG-TERM INVESTMENT STRATEGY. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And over time, that could make a big difference in how successful you are in achieving your financial goals.

  DIVERSIFY YOUR PORTFOLIO. Spreading your investments among different asset classes and investment styles helps reduces risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

  TAKE ADVANTAGE OF DOLLAR-COST AVERAGING. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more units and when prices are high, you'll buy less. Periodic investment plans do not assure a profit or protect against a loss in declining markets, and this type of plan involves continuous investments in securities regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

  Our mission is to help you achieve your long-term financial goals. We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is not a guarantee of future results.

  If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 (option 0), between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

JULY 31, 1999

              ----------------------------------------------------
              Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
              ----------------------------------------------------

PHOENIX-ABERDEEN NEW ASIA FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities in countries throughout Asia but excluding Japan. The fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THIS VOLATILE MARKET ENVIRONMENT?

A: For the 12 months ended July 31, 1999, Class A shares returned 52.94% and Class B shares returned 51.68% compared with a return of 56.74% for the Fund's benchmark index, the Morgan Stanley Capital International (MSCI) All Country
(AC) Asia Pacific Free ex Japan Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS MOST AFFECTED THE REGION?

A: A year ago it was difficult to forecast an Asian upturn with any confidence. Markets were on the floor, and it was symptomatic that good quality stocks were trading at a discount to the net cash on their balance sheets. However, governments slowly accepted the necessity of re-structuring, strongly encouraged by the IMF.

    The policy mix has been similar across countries--a mixture of devaluation followed by high interest rates to stabilize currencies and then government spending to stimulate demand. At the same time, governments have addressed some of the core micro-sector problems. The main one has been the accumulation of bad loans, which was the result of poor bank regulation and inadequate competition. Efforts have focused on forcing under-capitalized banks to close, merge, or accept a measure of foreign ownership.

    The shake-up of the banks has obviously had ramifications for indebted customers--those carefree borrowers who once believed they could borrow in cheap U.S. dollars and could ignore the currency risk. Some of the largest corporations have accepted the need for business focus. In this sense, like their Western counterparts, they have moved to sell off non-core activities. However, there are no ready conclusions. Some have gone through the motions and remain over-staffed, riddled with excess capacity and, importantly, still have the same management in charge. These too-big-to-fail companies are usually those with political connections. Small and medium-sized companies, by contrast, have had to adapt as a matter of priority.

    While it has been possible to make a fair guess as to which companies would survive, continued contraction in economies through the late summer last year meant earnings were precarious. Once currencies began to stabilize, however, it was the region's exporters that benefited first. Many markets then leapt through the third quarter as investors returned. Gains were somewhat flattened by the bounce from the low base of markets.

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) ASIA PACIFIC EX JAPAN INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE FOR PACIFIC BASIN COUNTRIES, WITH THE EXCEPTION OF JAPAN. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

    The past few months have witnessed a succession of upward revisions to growth expectations. Signs of a revival in Japan's economy, coupled with continued strong growth in the U.S., have been positive. Evidence that restructuring is working has also been key. Anecdotal evidence suggests that consumers are becoming more confident too. These factors, along with a weakening outlook for Wall Street, have been sufficient to re-ignite foreign investment in the region. Regional funds have reduced cash positions, while global asset allocators have upped their Asia weightings. This new wave of buying has caused markets to surge.

    Most countries have benefited. Generally, investors have been drawn to markets where restructuring has seen economies turn round fastest. Korea, because of its sorry history of industrial relations and oligarchic conglomerates, has been the main surprise. The government there has led reforms that would have once appeared unthinkable. Banks were sold off to foreigners; stakes released in key companies; and companies told to sell (or swap) assets. The combination of government threat and bluff has rubbed off successfully on corporate attitudes. At last, companies are paying more than lip service to minority shareholders' interest and corporate governance. The management mantra is no longer to be the biggest but to pay down debt and improve returns.

    The Thai government has followed a similar hands-on program, although the corporate landscape there is very different. Its main achievement was the passage of a controversial bankruptcy and foreclosure law, which was the centerpiece of reform commitments made to the IMF. However, the law, which gives creditors more teeth by shortening the legal process for recovery of assets, has needed a test case.

    Some of the best value has been emerging in Singapore. Traditionally, the island's relatively advanced economic development has often served to dull its interest to investors, for faster growth has been available elsewhere. Now its virtues--clean government, tight corporate regulation, and solvent banks--have lent it an advantage. Moreover, the government has pushed forward deregulation and is encouraging more competition. Local banks have been put on notice that restrictions on foreign operators will be lifted. Share buy-backs are now permitted. Local and foreign share tranches are being amalgamated. Restructuring and shareholder value have thus become potent themes behind a sharp bounce in earnings. In Indonesia, which had been wracked by religious and ethnic violence, the government has managed to close 38 banks, took over seven more, and agreed to bail out nine others. This has been the government's strongest step to revitalize a financial system laid low by non-performing loans. Although this is encouraging news, political uncertainty casts a huge shadow. The first free parliamentary election in 44 years just took place this June. The absence of violence was a good omen, but the real test is the presidential race--an election to be forged by coalition deal-making rather than in up-country poll booths. The market has stormed ahead.

    Malaysia earned the opprobrium of the investment community after it imposed capital controls last autumn. Yet the government, in spite of the bad press it continues to receive, has moved to clean up its banking sector. The central bank continues to push for a consolidation in the financial sector.

    The Hong Kong exchange has behaved as though recovery were just around the corner. Investors have been scrambling for Internet and telecom stocks that look cheap compared with international peers. Look at the underlying economy, though, and conditions appear bleak. The currency peg has been an impediment to growth. Deprived of the ability to maneuver exchange rates, the ex-colony has been battered by high costs (and high real interest rates). Increasingly, it has become dependent on the mainland for growth, but the combination there of price deflation and mounting unemployment has presented Beijing with awkward policy choices. Devaluation is the option that dare not speak its name. Although the threat has been around for a year, it doesn't mean it has evaporated. In the meantime, growth is slowing and fiscal stimulus, after the huge injections of the past couple of years, becomes less feasible.

Q: WHAT CHANGES HAVE BEEN MADE TO THE PORTFOLIO?

A: We have been using market weakness across the region to buy or top-up holdings, in some cases of companies we had long tracked but had always felt were too expensive. Restructuring has obviously been a major theme. Some of our stocks have attracted bids. Disagreement over valuations has limited the scope for corporate activity.

    Our country allocation saw us overweight Australia in the first half. Companies there outside the resource sector have done well. Lack of exposure to Asia has helped, but strong domestic growth has also underpinned rising share prices. In recent months valuations have become a little too rich as investors have crowded in, and we took profits. We maintain core holdings in financials (like Commonwealth Bank of Australia and QBE Insurance) and retail and telecom stocks where good management and the growth potential still exist.

    We have stayed neutral in Hong Kong. The majority of our holdings do only a small proportion of business locally--for instance, Johnson Electric, which produces micro motors in Hong Kong and China, sells in U.S. dollars. Similarly, Giordano, a leading regional retailer, has its manufacturing facility in China, with over half of its sales outside of Hong Kong.

    In north Asia, we were cautious as Korea recovered, though in Kookmin Bank and Korea Telecom we have found holdings that match our investment criteria. The recent rally has been liquidity-driven, and buying has been correspondingly indiscriminate. As in Taiwan now, it may prove opportune to buy on the dips. India provides an interesting side-play since its economy has marginal correlation, and low interest rates are creating renewed investor interest.

Q: WHAT IS THE OUTLOOK FOR ASIAN MARKETS?

A: Asian economies appear to be recovering. Nearly every week brings a fresh upgrade to growth expectations. Markets have seen these revisions as evidence that company earnings will soon recover, but market rises have been indiscriminate. Until a recent sell-off, Indonesia was up 70% on the calendar year--even more if currency appreciation is taken into account.

    Such rapid gains partly reflect the shrunken state of markets post-crisis, in which the effect of relatively small in-flows of capital was immediate and dramatic. Now that markets have gained some depth, progress will naturally be less spectacular. That is not to say markets have become over-bought, but clearly indices cannot continue to surge at the same rate.

    We feel that Asia is probably on the threshold of a new bull phase that could last for some time. However, there are several preconditions to be met if markets are to reward investors. Our major reservation is over the pace and sustainability of recovery. Headline growth figures look good, but it is a legitimate concern that governments may already be patting themselves on the back. Equity markets have become a bellwether of success--falsely, because they discount expectations, which can always change. Government support operations in some markets (like Taiwan, Hong Kong and China) are anyway distorting.

    The only excuse for market intervention is that it may allow investor profits to be recycled into higher consumption. That would be good because important indicators like retail sales are still flat. Yet it is an admission of sorts that economies are not as healthy as they would seem. Indeed, much of the structural adjustment that markets are now discounting remains to be tackled, and it falls to governments to push through market opening. Overcapacity is still rife, and it is a commonplace that some big corporations are hoping to trade their way out of trouble. In addition, many companies have come to the market on the back of recent jumps in shares in order to raise new money. Investors have lapped up the various rights issues and initial public offerings. Yet for every company with an acquisition policy, there is another that is simply reshuffling financial assets. Given the dilution to earnings that new money brings, choosing between these is a matter of importance. Our conviction is that profits are becoming artificially flattered as last year's writedowns drop out of year-over-year figures. Real bottom line profit growth is still scarce. All these factors therefore make the timeframe of recovery open-ended.

    Markets are also sensitive to external risks. In particular, rising U.S. rates could put pressure on currencies, requiring Asian domestic rates to follow. The yield on some sovereign debt, which acts as a lead indicator of interest rate movements, has recently climbed even though domestic inflation across the region is muted. The effect will make bonds (where capital is guaranteed) more attractive relative to equities. Japan is also a problem area. Officials there are privately admitting that more government spending will be required to shift the embattled economy. This is a worry because demand is vital for regional trade.

    One or all of these issues could grow in magnitude. Equally, any trimming in today's equity levels could signal a major buying opportunity, particularly if global investors, many of whom have been too intoxicated by Wall Street, can be persuaded of the case for re-weighting Asia. Local investors have meantime been trading furiously; lately, profit-taking has left retail latecomers with a bloody nose. Our view is that any correction in share prices will soon find price support. Asia is significantly more solid than when we last reported. The balance of risks has turned in investors' favor, in our view.

                                                                 AUGUST 19, 1999

PHOENIX-ABERDEEN NEW ASIA FUND

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 7/31/99

                                           INCEPTION     INCEPTION
                                1 YEAR    TO 7/31/99       DATE
                                -------   -----------   -----------
Class A Shares at NAV(2)          52.94%      (4.42)%        9/4/96
Class A Shares at POP(3)          45.67       (6.01)         9/4/96
Class B Shares at NAV(2)          51.68       (5.16)         9/4/96
Class B Shares with CDSC(4)       47.84       (6.07)         9/4/96
MSCI AC Asia Pacific Ex Japan
  Index(6)                        56.74       (3.42)         9/4/96

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A shares and CDSC returns for Class B shares since inception.

(6) The MSCI AC (Morgan Stanley Capital International All Country) Asia Pacific Ex (Excluding) Japan Index is an unmanaged, commonly used measure of stock market performance in Asia and the Pacific Basin. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 7/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PHOENIX-ABERDEEN NEW ASIA FUND CLASS A (5)      PHOENIX-ABERDEEN NEW ASIA FUND CLASS B (5)
9/4/96                                              9,525                                          10,000
7/31/97                                            10,000                                          10,437
7/31/98                                             5,462                                           5,652
7/31/99                                             8,353                                           8,336

            MSCI AC ASIA PACIFIC EX JAPAN INDEX (6)
9/4/96                                         10,000
7/31/97                                        11,200
7/31/98                                         5,767
7/31/99                                         9,039

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/4/96 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

COUNTRY WEIGHTINGS                                                       7/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong             22%
Australia             14%
South Korea           12%
Singapore              9%
India                  8%
Philippines            8%
Thailand               6%
Other                 21%

                       SEE NOTES TO FINANCIAL STATEMENTS
6

Phoenix-Aberdeen New Asia Fund

   TEN LARGEST EQUITY HOLDINGS AT JULY 31, 1999 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  Giordano International Ltd.                                    5.5%
        HONG KONG MANUFACTURER AND RETAILER OF CASUAL APPAREL
    2.  Pohang Iron & Steel Co. Ltd.                                   5.0%
        KOREAN STEEL PRODUCER FOR THE CONSTRUCTION AND SHIPPING INDUSTRIES
    3.  United Overseas Bank Ltd.                                      3.5%
        PROVIDES A FULL RANGE OF COMMERCIAL BANKING AND FINANCIAL SERVICES
        WITHIN SINGAPORE
    4.  Korea Telecom Corp.                                            3.4%
        KOREAN TELECOMMUNICATIONS OPERATOR
    5.  QBE Insurance Group Ltd.                                       3.3%
        REGIONAL INSURANCE COMPANY OPERATING FROM AUSTRALIA
    6.  BRL Hardy Ltd.                                                 3.2%
        OWNS AND OPERATES VINEYARDS IN AUSTRALIA
    7.  PT Indosat                                                     2.9%
        PROVIDES TELECOMMUNICATIONS SERVICES IN INDONESIA
    8.  Swire Pacific Ltd. Class B                                     2.9%
        OPERATOR OF TRANSPORT AND TRADING SERVICES IN THE CHINA SEA REGION
    9.  HSBC Holdings PLC                                              2.8%
        INTERNATIONAL BANKING ORGANIZATION WITH SIGNIFICANT OPERATIONS IN
        ASIA
   10.  Robinson & Co. Ltd.                                            2.6%
        SINGAPORE DEPARTMENT STORE OPERATOR

                          INVESTMENTS AT JULY 31, 1999

                                                       SHARES          VALUE
                                                     -----------   --------------

FOREIGN COMMON STOCKS--98.3%
AUSTRALIA--13.8%
Australian Gas Light Co., Ltd. (Natural
Gas)....................................                  40,000   $      257,288
BRL Hardy Ltd. (Beverages
(Alcoholic))............................                 100,000          400,951
Commonwealth Bank of Australia (Banks
(Major Regional)).......................                  13,000          204,759

Leighton Holdings Ltd. (Engineering &
Construction)...........................                  60,000          228,346

Pacifica Group Ltd. (Auto Parts &
Equipment)..............................                  50,000          220,392
QBE Insurance Group Ltd. (Insurance
(Property-Casualty))....................                 110,000          414,468
                                                                   --------------
                                                                        1,726,204
                                                                   --------------
HONG KONG--21.5%
Axa China Region Ltd. (Insurance
(Life/Health))..........................                 400,000          265,413
CDL Hotels International Ltd.
(Lodging-Hotels)........................                 600,000          231,915
Giordano International Ltd. (Retail
(Specialty-Apparel))....................                 799,000          684,580

Hongkong Electric Holdings Ltd.
(Electric Companies)....................                  55,000          173,968

Johnson Electric Holdings Ltd.
(Manufacturing (Diversified))...........                  65,000          269,665

Li & Fung Ltd. (Distributors (Food &
Health))................................                 110,000          307,544
Pacific Century Insurance Holdings
(Insurance (Property-Casualty))(b)......                 270,000          201,766

Smartone Telecommunications
(Telecommunications
(Cellular/Wireless))....................                  60,000          199,833

                                                       SHARES          VALUE
                                                     -----------   --------------
HONG KONG--CONTINUED

Swire Pacific Ltd. Class B
(Manufacturing (Diversified))...........                 500,000   $      363,977
                                                                   --------------
                                                                        2,698,661
                                                                   --------------
INDIA--8.3%
BSES Ltd. GDR (Electric Companies)......                  22,000          272,250
ICICI Ltd. Sponsored GDR (Financial
(Diversified))..........................                  25,000          265,625

Mahanagar Telephone Nigam Ltd. Sponsored
GDR (Telecommunications (Long
Distance))..............................                  28,000          296,100

Ranbaxy Laboratories Ltd. GDR (Health
Care (Drugs-Major Pharmaceuticals)).....                  10,000          210,000
                                                                   --------------
                                                                        1,043,975
                                                                   --------------
INDONESIA--2.9%
PT Indosat (Telecommunications (Long
Distance))..............................                 220,000          366,812
MALAYSIA--5.5%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic))(c)..............                  75,000          191,943

Malaysian Oxygen Berhad (Chemicals
(Specialty))(c).........................                  95,000          191,351

Sime UEP Properties Berhad (Financial
(Diversified))(c).......................                 271,000          312,100
                                                                   --------------
                                                                          695,394
                                                                   --------------

                       See Notes to Financial Statements

Phoenix-Aberdeen New Asia Fund

                                                       SHARES          VALUE
                                                     -----------   --------------
NEW ZEALAND--2.4%
Telecom Corporation of New Zealand Ltd.
(Telephone).............................                  65,000   $      294,032
PHILIPPINES--7.7%
Ayala Land, Inc. (Financial
(Diversified))..........................                 850,000          242,864
Bank of The Philippine Islands (Banks
(Major Regional)).......................                  80,000          241,046
La Tondena Distillers, Inc. (Beverages
(Alcoholic))............................                 225,000          254,228

Philippine Long Distance Telephone Co.
Sponsored ADR (Telecommunications (Long
Distance))..............................                   8,000          233,500
                                                                   --------------
                                                                          971,638
                                                                   --------------
SINGAPORE--9.0%
Clipsal Industries (Holdings) Ltd.
(Electrical Equipment)..................                 150,000          214,500
Robinson & Co. Ltd. (Retail (Department
Stores))................................                 100,000          320,804
Singapore Press Holdings Ltd.
(Publishing (Newspapers))...............                   9,000          159,333

United Overseas Bank Ltd. (Banks (Major
Regional))..............................                  60,000          438,432
                                                                   --------------
                                                                        1,133,069
                                                                   --------------
SOUTH KOREA--12.2%
Kookmin Bank (Banks (Major Regional))...                  20,000          302,460
Korea Telecom Corp. (Telephone).........                   6,000          421,284
Pohang Iron & Steel Co. Ltd. (Iron &
Steel)..................................                   5,000          624,116
Seoul City Gas Co. Ltd. (Natural Gas)...                   6,000          181,975
                                                                   --------------
                                                                        1,529,835
                                                                   --------------
SRI LANKA--2.6%
John Keells Holdings Ltd. (Beverages
(Alcoholic))............................                  60,000          159,345
National Development Bank Ltd. (Banks
(Major Regional)).......................                 100,000          170,527
                                                                   --------------
                                                                          329,872
                                                                   --------------
TAIWAN--1.5%
Standard Foods Taiwan Ltd. GDR
(Foods)(b)..............................                  30,864          189,814

                                                       SHARES          VALUE
                                                     -----------   --------------
THAILAND--6.3%
BEC World Public Co. Ltd.
(Entertainment).........................                  35,000   $      205,086
Hana Microelectronics Public Co., Ltd.
(Electronics (Component
Distributors))(b).......................                  49,100          142,534

Phatra Insurance Public Co. Ltd. Foreign
(Insurance (Property-Casualty)).........                  73,700          179,278

Ruam Pattana Fund II (Financial
(Diversified))(b).......................               1,500,000          262,069
                                                                   --------------
                                                                          788,967
                                                                   --------------
UNITED KINGDOM--4.6%
HSBC Holdings PLC (Financial
(Diversified))..........................                  30,000          353,670
Rowe Evans Investments Group PLC
(Agricultural Products).................                 200,000          218,701
                                                                   --------------
                                                                          572,371
                                                                   --------------
---------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $12,784,747)                                          12,340,644
---------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.3%
(IDENTIFIED COST $12,784,747)                                          12,340,644
---------------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S         PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)
                                          ------------   -----------
SHORT-TERM OBLIGATIONS--1.6%
COMMERCIAL PAPER--1.6%
General Re Corp. 5.15%, 8/2/99..........      A-1+       $       200          199,971
-------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $199,971)                                                    199,971
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.9%
(IDENTIFIED COST $12,984,718)                                              12,540,615(a)
Cash and receivables, less liabilities--0.1%                                    7,847
                                                                       --------------
NET ASSETS--100.0%                                                     $   12,548,462
                                                                       --------------
                                                                       --------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,230,961 and gross depreciation of $2,732,402 for federal income tax purposes. At July 31, 1999, the aggregate cost of securities for federal income tax purposes was $13,042,056.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

                       See Notes to Financial Statements
8

Phoenix-Aberdeen New Asia Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Agricultural Products...................     1.7%
Auto Parts & Equipment..................     1.8
Banks (Major Regional)..................    11.0
Beverages (Alcoholic)...................     8.1
Chemicals (Specialty)...................     1.6
Distributors (Food & Health)............     2.5
Electric Companies......................     3.6
Electrical Equipment....................     1.7
Electronics (Component Distributors)....     1.2
Engineering & Construction..............     1.9
Entertainment...........................     1.7
Financial (Diversified).................    11.6
Foods...................................     1.5
Health Care (Drugs-Major
  Pharmaceuticals)......................     1.7
Insurance (Life/Health).................     2.2
Insurance (Property-Casualty)...........     6.4
Iron & Steel............................     5.1
Lodging-Hotels..........................     1.9
Manufacturing (Diversified).............     5.1
Natural Gas.............................     3.6
Publishing (Newspapers).................     1.3
Retail (Department Stores)..............     2.6
Retail (Specialty-Apparel)..............     5.5
Telecommunications
  (Cellular/Wireless)...................     1.6
Telecommunications (Long Distance)......     7.3
Telephone...............................     5.8
                                          ------
                                           100.0%
                                          ------
                                          ------

                       See Notes to Financial Statements                       9

Phoenix-Aberdeen New Asia Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 31, 1999

ASSETS
Investment securities at value
  (Identified cost $12,984,718)                               $   12,540,615
Cash                                                                   1,868
Foreign currency at value
  (Identified cost $32,156)                                           34,640
Receivables
  Dividends and interest                                              36,952
  Receivable from adviser                                             15,888
  Fund shares sold                                                     4,901
Prepaid expenses                                                         203
                                                              --------------
    Total assets                                                  12,635,067
                                                              --------------
LIABILITIES
Payables
  Transfer agent fee                                                  10,563
  Financial agent fee                                                  7,252
  Trustees' fee                                                        6,557
  Distribution fee                                                     5,043
  Administration fee                                                   1,654
Accrued expenses                                                      55,536
                                                              --------------
    Total liabilities                                                 86,605
                                                              --------------
NET ASSETS                                                    $   12,548,462
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   16,460,366
Distributions in excess of net investment income                     (49,284)
Accumulated net realized loss                                     (3,420,991)
Net unrealized depreciation                                         (441,629)
                                                              --------------
NET ASSETS                                                    $   12,548,462
                                                              --------------
                                                              --------------

CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $9,067,515)                  1,102,404
Net asset value per share                                              $8.23
Offering price per share $8.23/(1-4.75%)                               $8.64

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,480,947)                    428,272
Net asset value and offering price per share                           $8.13

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 1999

INVESTMENT INCOME
Dividends                                                            $   308,190
Interest                                                                  16,688
Foreign taxes withheld                                                   (14,067)
                                                                     -----------
    Total investment income                                              310,811
                                                                     -----------

EXPENSES
Investment advisory fee                                                   84,293
Distribution fee, Class A                                                 17,630
Distribution fee, Class B                                                 28,648
Financial agent fee                                                       34,355
Transfer agent                                                            55,099
Custodian                                                                 37,298
Professional                                                              31,957
Printing                                                                  16,485
Administration fee                                                        14,812
Trustees                                                                  14,272
Registration                                                               1,943
Miscellaneous                                                              2,077
                                                                     -----------
    Total expenses                                                       338,869
    Less expenses borne by investment adviser                           (109,130)
                                                                     -----------
    Net expenses                                                         229,739
                                                                     -----------
NET INVESTMENT INCOME                                                     81,072
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                         (619,521)
Net realized gain on foreign currency transactions                         2,144
Net change in unrealized appreciation (depreciation) on investments    4,769,904
Net change in unrealized appreciation (depreciation) on foreign
  currency and foreign currency transactions                               3,242
                                                                     -----------
NET GAIN ON INVESTMENTS                                                4,155,769
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         $ 4,236,841
                                                                     -----------
                                                                     -----------

                       See Notes to Financial Statements
10

Phoenix-Aberdeen New Asia Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended     Year Ended
                                            7/31/99         7/31/98
                                          ------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $     81,072   $      84,661
  Net realized gain (loss)                    (617,377)     (2,539,602)
  Net change in unrealized appreciation
    (depreciation)                           4,773,146      (5,878,425)
                                          ------------   -------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                4,236,841      (8,333,366)
                                          ------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                (7,556)       (119,514)
  Net investment income, Class B                (1,990)        (43,580)
  In excess of net investment income,
    Class A                                    (65,904)       (239,479)
  In excess of net investment income,
    Class B                                    (17,358)        (87,326)
                                          ------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS              (92,808)       (489,899)
                                          ------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,223,989 and 568,922 shares,
    respectively)                            8,368,949       3,994,745
  Net asset value of shares issued from
    reinvestment of distributions
    (11,699 and
    54,456 shares, respectively)                71,364         341,985
  Cost of shares repurchased (1,299,843
    and 735,511 shares, respectively)       (8,708,720)     (5,284,710)
                                          ------------   -------------
Total                                         (268,407)       (947,980)
                                          ------------   -------------
CLASS B
  Proceeds from sales of shares (81,037
    and 146,419 shares, respectively)          538,924       1,054,677
  Net asset value of shares issued from
    reinvestment of distributions (2,871
    and
    18,909 shares, respectively)                17,372         118,368
  Cost of shares repurchased (165,810
    and 272,894 shares, respectively)         (991,898)     (2,064,578)
                                          ------------   -------------
Total                                         (435,602)       (891,533)
                                          ------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                        (704,009)     (1,839,513)
                                          ------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS      3,440,024     (10,662,778)
NET ASSETS
  Beginning of period                        9,108,438      19,771,216
                                          ------------   -------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS
    IN EXCESS OF NET INVESTMENT INCOME
    OF ($49,284) AND ($71,526),
    RESPECTIVELY]                         $ 12,548,462   $   9,108,438
                                          ------------   -------------
                                          ------------   -------------

                       See Notes to Financial Statements

Phoenix-Aberdeen New Asia Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                          CLASS A
                                        --------------------------------------------
                                                                             FROM
                                            YEAR ENDED JULY 31,           INCEPTION
                                        ---------------------------       9/4/96 TO
                                           1999             1998           7/31/97
                                        ----------       ----------       ----------
Net asset value, beginning of period    $     5.45       $    10.44       $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                0.07(4)(5)       0.06(4)(5)       0.09(4)(5)(7)
  Net realized and unrealized gain
    (loss)                                    2.78            (4.75)            0.41
                                               ---            -----            -----
      TOTAL FROM INVESTMENT
       OPERATIONS                             2.85            (4.69)            0.50
                                               ---            -----            -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                   (0.01)           (0.10)           (0.06)
  In excess of net investment income         (0.06)           (0.20)              --
                                               ---            -----            -----
      TOTAL DISTRIBUTIONS                    (0.07)           (0.30)           (0.06)
                                               ---            -----            -----
Change in net asset value                     2.78            (4.99)            0.44
                                               ---            -----            -----
NET ASSET VALUE, END OF PERIOD          $     8.23       $     5.45       $    10.44
                                               ---            -----            -----
                                               ---            -----            -----
Total return(1)                              52.94%          (45.29)%           4.98%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $9,068           $6,352          $13,355
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.10%            2.10%            2.10%(2)
  Net investment income                       1.03%            0.89%            0.95%(2)
Portfolio turnover                              38%              44%               9%(3)

                                                           CLASS B
                                        ----------------------------------------------
                                                                              FROM
                                            YEAR ENDED JULY 31,            INCEPTION
                                        ---------------------------        9/4/96 TO
                                           1999             1998            7/31/97
                                        ----------       ----------       ------------
Net asset value, beginning of period    $     5.40       $    10.39       $      10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                0.02(4)(6)       0.01(4)(6)         0.01(4)(6)(7)
  Net realized and unrealized gain
    (loss)                                    2.75            (4.73)              0.43
                                             -----       ----------              -----
      TOTAL FROM INVESTMENT
       OPERATIONS                             2.77            (4.72)              0.44
                                             -----       ----------              -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                      --            (0.09)             (0.05)
  In excess of net investment income         (0.04)           (0.18)                --
                                             -----       ----------              -----
      TOTAL DISTRIBUTIONS                    (0.04)           (0.27)             (0.05)
                                             -----       ----------              -----
Change in net asset value                     2.73            (4.99)              0.39
                                             -----       ----------              -----
NET ASSET VALUE, END OF PERIOD          $     8.13       $     5.40       $      10.39
                                             -----       ----------              -----
                                             -----       ----------              -----
Total return(1)                              51.68%          (45.83)%             4.37%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $3,481           $2,756             $6,416
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.85%            2.85%              2.85%(2)
  Net investment income                       0.30%            0.18%              0.06%(2)
Portfolio turnover                              38%              44%                 9%(3)

(1)  Maximum sales charges are not reflected in the total calculation.
(2)  Annualized
(3)  Not annualized
(4)  Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.10 and $0.15, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.10 and $0.15, respectively.
(7) 1997 distributions were made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements
12

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a globally diversified portfolio of equity securities of small and medium-sized companies. A healthy financial structure and solid fundamental prospects will be sought, but given the limited operating history of smaller companies, in certain situations some of the above factors will not be available or remain to be proven. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks. Small company investing also involves added risks, including greater price volatility, less liquidity, and increased competitive threat.

Q: HOW DID THE FUND PERFORM DURING THIS VOLATILE MARKET ENVIRONMENT?

A: For the 12 months ended July 31, 1999, Class A shares returned 5.99% and Class B shares returned 5.22% compared with a return of 14.20% for the fund's benchmark, the FT/S&P--Actuaries World Index of Medium/Small Companies(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS MOST AFFECTED PERFORMANCE?

A: After years of underperformance, we finally saw a rally in the first half of 1999 in small-cap stocks throughout the world. Asia staged a healthy recovery after a long period of disappointment, and Japan's stock market also turned upwards as did its currency. However, in Continental Europe and the United Kingdom where the fund is heavily weighted, the returns have been lessened by the weakness of the euro and the pound against the dollar.

Q: WHICH AREAS OF THE PORTFOLIO PERFORMED WELL AND WHICH PERFORMED POORLY DURING THE PERIOD?

A: In the United States our technology holdings benefited from the prolonged surge in share prices in that sector. Black Box, Dallas Semiconductor, and General Instruments all performed above average, while profits were taken in Emulex after it had more than doubled in price. However, outside the technology area, the overall performance for U.S. smaller companies in the portfolio was lackluster. In the UK substantial gains were made and profits taken from our holdings in stockbroker Charles Stanley and software company Gresham Computing. These gains were partly offset by disappointing returns from sporting goods retailer JJB Sports and Rolfe & Nolan, a computer services company. A similar mixed pattern was seen in Europe where companies, such as VA Technologies of Austria and BE Semiconductor of the Netherlands, performed well, but recovery has been slow to come in other areas, as evidenced by the disappointing returns from France and Germany. In Japan, our relatively few holdings have made good headway, particularly FCC and Shinmei Electric. The brightest spot has been Asia where holdings, such as Giordano of Hong Kong, have made spectacular progress.

(1) THE FT/S&P -- ACTUARIES WORLD INDEX IS AN UNMANAGED, COMMONLY USED BROAD MARKET INDEX, COVERING COUNTRIES IN THE PACIFIC BASIN, EUROPE AND THE AMERICAN MARKETS. THE MEDIUM/SMALL COMPONENT CONSISTS OF MEDIUM- TO SMALL-CAPITALIZATION COMPANIES IN THE WORLD INDEX. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS THE OUTLOOK FOR WORLDWIDE MARKETS AND IN PARTICULAR FOR SMALLER COMPANIES?

A: The major surprise for financial markets over the first half of the year was the much stronger-than-anticipated performance of the global economy. With U.S. domestic demand booming, the Asian demand cycle shaping up as a classic `V' and virtually the rest of the world experiencing upgrades to growth forecasts, the global economy is generally expected to expand by around 2 1/2% - 3% both this year and next. The main reason why 2000 will not show that much of an improvement over the current year can be ascribed to Y2K spending borrowing from next year's growth.

    Unsurprisingly, with the much improved economic background, market concerns have shifted, with risks of inflation replacing the worries of deflation. While a cyclical upturn in prices is expected through next year, as PPI inflation reasserts itself, core inflation pressures should remain subdued.

    Although global growth prospects have improved considerably, risks have not entirely disappeared. Asia's two largest economies, Japan and China, remain beset with severe structural problems, while U.S. financial imbalances continue to grow.

    Financial markets have reacted typically to the "growth surprises," with bond yields rising sharply and industrial/cyclical economies and stocks recovering strongly from their battering since the Asian crisis erupted in mid-1997.

    In the immediate future, there is little reason to expect any major changes to these general trends. The Fed's message accompanying the recent 25 basis point hike in the Fed funds rate to 5.00% was interpreted by the financial markets as inferring that there would be no aggressive tightening of policy. If correct, bond markets are unlikely to rally any further from their current levels, and, indeed, pressure on bonds is likely to build without evidence of slowing domestic demand. Even so, enthusiasm on Wall Street could be extended with hopes of good profit growth, further merger and acquisition activity and a Fed chairman seemingly well disposed toward equity investors, who is expected to deliver only a modest tightening of monetary policy. In much of the rest of the world, the need for a more restrictive stance is some way off, and monetary policy is either loose or still loosening. Overall, such monetary conditions (allied to recovering economies) present a propitious background for most equity markets and for further outperformance by economically sensitive stocks, but a continuing testing time for bonds. There remains the risk that the financial markets underestimate the extent to which the Fed needs to raise rates, causing further bond weakness at a time of already very extended U.S. valuations. Given the close correlation of most leading equity markets, all world markets would be vulnerable to a U.S. setback of any substance.

    In Europe, a German recovery is now under way, which should be the catalyst for improved relative performance from regional stock markets and the currency. While UK valuations are no longer cheap, the technical position remains highly supportive and investment bankers' powers of persuasion have shown few signs of waning in UK boardrooms.

    In the Far East, Japan's longer-term prospects will benefit from the growing acceptance of the new business model based on profitability, but near-term economic worries remain. Asia Pacific (ex Hong Kong) is much less vulnerable to U.S.

developments with the freeing of most local currencies, and while Latin America is more exposed, debt spreads are already pricing in considerable risk.

    With the U.S. tightening monetary policy, prospects outside the U.S. appear more favorable. Liquidity should continue to drive Far Eastern and emerging markets forward, while Europe remains our favored area. Investors are finally recognizing the value in smaller companies worldwide, and we anticipate that this trend will continue in the near future.

                                                                 AUGUST 19, 1999

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 7/31/99

                                                   INCEPTION     INCEPTION
                                          1 YEAR  TO 7/31/99       DATE
                                          ------  -----------   -----------
Class A Shares at NAV(2)                    5.99%      6.36%         9/4/96
Class A Shares at POP(3)                    0.95       4.59          9/4/96
Class B Shares at NAV(2)                    5.22       5.56          9/4/96
Class B Shares with CDSC(4)                 1.46       4.67          9/4/96
FT/S&P - Actuaries World Index
  Medium/Small Component(7)                14.20      11.66          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5)  Index information from 9/30/96 to 7/31/99.
(6) This chart illustrates POP returns on Class A shares and CDSC returns for Class B shares since inception.
(7) The FT/S&P - Actuaries World Index Medium/Small Component is an unmanaged, broad-based measure of global small stock market total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 7/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PHOENIX-ABERDEEN GLOBAL SMALL     PHOENIX-ABERDEEN GLOBAL SMALL     FT/S&P - ACTUARIES WORLD INDEX
                CAP FUND CLASS A (6)              CAP FUND CLASS B (6)           MEDIUM/SMALL COMPONENT (7)
09/04/96                             9,525                            10,000                            10,000
07/31/97                            10,554                            11,000                            11,725
07/31/98                            10,750                            11,123                            11,969
07/31/99                            11,394                            11,419                            13,668

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/4/96 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

COUNTRY WEIGHTINGS                                                       7/31/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States             39%
United Kingdom            11%
Japan                      6%
Spain                      6%
Finland                    5%
Norway                     4%
Germany                    4%
Other                     25%

                       SEE NOTES TO FINANCIAL STATEMENTS
16

Phoenix-Aberdeen Global Small Cap Fund

  TEN LARGEST HOLDINGS AT JULY 31, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Giordano International Ltd.                                    2.8%
        HONG KONG MANUFACTURER AND RETAILER OF CASUAL APPAREL
    2.  Charles Stanley Group PLC                                      2.6%
        OFFERS STOCKBROKING AND INVESTMENT MANAGEMENT SERVICES IN THE UK
    3.  FCC Company Ltd.                                               2.6%
        JAPANESE MAKER OF MOTORCYCLE CLUTCHES FOR HONDA AND SUZUKI
    4.  Gresham Computing PLC                                          2.5%
        DEVELOPS AND SELLS COMPUTER SOFTWARE IN THE UK
    5.  Wilmington Group PLC                                           2.1%
        UK PUBLISHER OF PERIODICALS AND REPORTS
    6.  Kawasumi Laboratories, Inc.                                    1.9%
        JAPANESE MANUFACTURER OF MEDICAL EQUIPMENT
    7.  NH Hoteles SA                                                  1.7%
        SPANISH LEISURE COMPANY WITH INTERESTS IN THE HOTEL AND WINE
        SECTORS
    8.  KM Europa Metal AG                                             1.6%
        MANUFACTURES AND MARKETS COPPER PRODUCTS IN GERMANY
    9.  Calpine Corporation                                            1.6%
        US POWER GENERATING COMPANY
   10.  Rolfe & Nolan PLC                                              1.6%
        COMPUTER SERVICES OPERATOR IN THE UK

                          INVESTMENTS AT JULY 31, 1999

                                                       SHARES          VALUE
                                                     -----------   --------------

COMMON STOCKS--37.9%
UNITED STATES--37.9%
Amkor Technology, Inc. (Electronics
(Semiconductors))(b)....................                  22,000   $      338,250

Atmel Corp. (Electronics
(Semiconductors))(b)....................                   9,000          268,312
Autodesk, Inc. (Computers (Software &
Services))..............................                   5,000          132,500
Bank United Corp. Class A (Savings &
Loan Companies).........................                   4,000          154,000

Black Box Corp. (Electrical
Equipment)(b)...........................                   5,800          294,350
C-Cube Microsystems, Inc.
(Communications Equipment)(b)...........                   7,000          227,937

Calpine Corp. (Power Producers
(Independent))(b).......................                   5,000          375,938
Cell Genesys, Inc. (Biotechnology)(b)...                  28,000          157,500
Charter One Financial, Inc. (Savings &
Loan Companies).........................                   7,000          181,125

Claire's Stores, Inc. (Retail
(Specialty))............................                  11,000          261,250
Commerce Group, Inc. (The) (Insurance
(Property-Casualty))....................                   2,000           51,000

Computer Network (Computers
(Hardware))(b)..........................                  12,000          173,250
Crown Castle International Corp.
(Services (Commercial & Consumer))(b)...                  10,300          216,944

Cullen/Frost Bankers, Inc. (Banks
(Regional)).............................                   7,000          179,812
Dallas Semiconductor Corp. (Electronics
(Semiconductors)).......................                   7,000          356,562

Diebold, Inc. (Manufacturing
(Specialized))..........................                   3,500           98,875
Dura Pharmaceuticals, Inc. (Health Care
(Generic and Other))(b).................                  18,000          187,875

                                                       SHARES          VALUE
                                                     -----------   --------------
UNITED STATES--CONTINUED

Eclipse Surgical (Health Care (Medical
Products & Supplies))(b)................                  21,000   $      287,437

Enhance Financial Services Group
(Insurance (Property-Casualty)).........                   2,000           41,500

Fortunecity.Com, Inc. (Computers
(Software & Services))(b)...............                   9,000          133,413

Fremont General Corp. (Insurance
(Property-Casualty))....................                  12,000          204,000

Frontier Insurance Group, Inc.
(Insurance (Property-Casualty)).........                   7,000          102,813

Fruit of the Loom, Inc. Class A
(Textiles (Apparel))(b).................                  11,000           87,313

Fuller (H.B.) Co. (Chemicals
(Specialty))............................                   1,000           69,500
Furon Co. (Manufacturing
(Diversified))..........................                  10,000          168,750
General Instrument Corp. (Communications
Equipment)(b)...........................                   6,000          272,250

Gulf Island Fabrication, Inc. (Oil & Gas
(Drilling & Equipment))(b)..............                   7,000           84,000

Health Care REIT, Inc. (REITS)..........                   7,500          165,000
Horace Mann Educators Corp. (Insurance
(Property-Casualty))....................                  10,000          251,875

Hospitality Properties Trust (REITS)....                   3,000           81,750
LaSalle Hotel Properties (REITS)........                  16,000          239,000
Lennar Corp. (Homebuilding).............                   6,000          117,375
Ligand Pharmaceuticals, Inc. Class B
(Health Care (Drugs-Major
Pharmaceuticals))(b)....................                  14,000          141,750

                       See Notes to Financial Statements                      17

Phoenix-Aberdeen Global Small Cap Fund

                                                       SHARES          VALUE
                                                     -----------   --------------
UNITED STATES--CONTINUED
Littelfuse, Inc. (Electrical
Equipment)(b)...........................                   4,000   $       79,000
Men's Wearhouse (The) (Retail
(Specialty-Apparel))(b).................                   6,000          149,250

Metris Companies, Inc. (Consumer
Finance)................................                   1,600           62,900
Network Access Solutions Corp.
(Telephone)(b)..........................                  21,000          287,438
Network Associates, Inc. (Computers
(Software & Services))(b)...............                   6,500          113,750

New Century Financial Corp. (Financial
(Diversified))(b).......................                   6,000          111,000

RFS Hotel Investors, Inc. (REITS).......                  14,000          176,750
Rush Enterprises, Inc. (Retail
(Specialty))(b).........................                   6,000          111,000
SMART Modular Technologies, Inc.
(Electronics (Semiconductors))(b).......                  15,000          279,375
Sunstone Hotel Investors, Inc.
(REITS).................................                  20,000          182,500
Talbots, Inc. (The) (Retail
(Specialty-Apparel))....................                   7,000          246,313
Texas Industries, Inc. (Construction
(Cement & Aggregates))..................                   4,000          141,000

Trigon Healthcare, Inc. (Health Care
(Managed Care))(b)......................                   6,000          209,250
Valassis Communications, Inc. (Specialty
Printing)(b)............................                   8,000          298,000

ViaSat, Inc. (Communications
Equipment)(b)...........................                   8,000          128,000
Washington Federal, Inc. (Savings & Loan
Companies)..............................                   6,000          148,125
                                                                   --------------
                                                                        8,826,857
                                                                   --------------
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $8,106,412)                                            8,826,857
---------------------------------------------------------------------------------
FOREIGN COMMON STOCKS--60.4%
ARGENTINA--0.3%
Banco Galicia y Buenos Aires SA (Banks
(Money Center)).........................                   5,000           81,250
AUSTRALIA--2.7%
BRL Hardy Ltd. (Beverages
(Alcoholic))............................                  75,000          300,713
Pacifica Group Ltd. (Auto Parts &
Equipment)..............................                  75,000          330,588
                                                                   --------------
                                                                          631,301
                                                                   --------------
AUSTRIA--1.2%
VA Technologie AG (Engineering &
Construction)...........................                   2,800          273,611

                                                       SHARES          VALUE
                                                     -----------   --------------
BRAZIL--0.3%
CIA Paranaense de Energia Copel
Sponsored ADR (Electric Companies)......                  10,000   $       68,125
CHILE--0.3%
Distribucion y Servicio SA (Retail (Food
Chains))................................                   4,500           75,375
FINLAND--4.7%
Finnlines Oy (Shipping).................                   7,000          191,048
Rapala Normark Corp. (Machinery
(Diversified))(b).......................                  48,000          359,620
Sampo Insurance Co. Ltd. Class A
(Insurance (Property-Casualty)).........                   5,250          152,557

Stora Enso Oyj (Paper & Forest
Products)...............................                  24,000          301,824
Teleste Oyj (Telecommunications (Long
Distance))(b)...........................                   9,500           83,884
                                                                   --------------
                                                                        1,088,933
                                                                   --------------
FRANCE--2.4%
Altran Technologies SA (Engineering &
Construction)...........................                   1,000          244,135

Picogiga (Chemicals (Specialty))(b).....                   4,710           73,096
Societe Industrielle D'Aviations
Latecoere SA (Aerospace/Defense)........                   2,310          241,058
                                                                   --------------
                                                                          558,289
                                                                   --------------
GERMANY--3.7%
Apcoa Parking AG (Services
(Employment))...........................                   3,000          232,790
Bewag AG (Electric Companies)...........                  11,040          174,287
KM Europa Metal AG (Metal
Fabricators)............................                   7,080          378,885
LOESCH Umweltschutz AG (Services
(Commercial & Consumer))(b).............                  11,568           76,763
                                                                   --------------
                                                                          862,725
                                                                   --------------
HONG KONG--3.1%
Giordano International Ltd. (Retail
(Specialty-Apparel))....................                 751,000          643,453

Magician Industries Holdings Ltd.
(Housewares)............................               1,500,000           74,406
                                                                   --------------
                                                                          717,859
                                                                   --------------
INDIA--0.9%
ICICI Ltd. Sponsored GDR (Financial
(Diversified))..........................                  20,000          212,500
INDONESIA--1.3%
PT Sari Husada (Foods)(b)...............                 275,333          140,943

18                     See Notes to Financial Statements

Phoenix-Aberdeen Global Small Cap Fund

                                                       SHARES          VALUE
                                                     -----------   --------------
INDONESIA--CONTINUED
PT Tigaraksa Satria (Distributors (Food
& Health))..............................                 350,000   $      153,570
                                                                   --------------
                                                                          294,513
                                                                   --------------
IRELAND--0.8%
IFG Group PLC (Financial
(Diversified))..........................                 183,300          180,491
ISRAEL--1.9%
Gilat Satellite Networks Ltd.
(Telecommunications
(Cellular/Wireless))(b).................                   4,000          211,000

Koor Industries Ltd. (Manufacturing
(Diversified))..........................                   2,200          229,540
                                                                   --------------
                                                                          440,540
                                                                   --------------
ITALY--1.6%
Banca di Roma (Banks (Major
Regional))..............................                 123,000          160,214
Banca Popolare di Bergamo Credito
Varesino SPA (Banks (Major Regional))...                  10,130          203,875
                                                                   --------------
                                                                          364,089
                                                                   --------------
JAPAN--5.6%
FCC Co. Ltd. (Auto Parts & Equipment)...                  35,000          597,761
Kawasumi Laboratories, Inc. (Health Care
(Medical Products & Supplies))..........                  29,000          432,619

Nishio Rent All Co. (Financial
(Diversified))..........................                   5,900           64,778
Shinmei Electric (Electrical
Equipment)..............................                  12,000          207,038
                                                                   --------------
                                                                        1,302,196
                                                                   --------------
MEXICO--0.8%
Corporacion Interamericana de
Entretenimiento SA Class B
(Entertainment)(b)......................                  45,000          118,828

Industrias CH SA Class B (Iron &
Steel)(b)...............................                  21,400           58,788
                                                                   --------------
                                                                          177,616
                                                                   --------------
NETHERLANDS--1.8%
BE Semiconductor Industries NV
(Equipment (Semiconductor))(b)..........                  31,250          329,451

ICT Automatisering NV (Electronics
(Component Distributors))...............                   4,050           99,265
                                                                   --------------
                                                                          428,716
                                                                   --------------
NORWAY--4.3%
NetCom ASA (Telephone)(b)...............                  10,750          352,016
Petroleum-Geo Services (Oil & Gas
(Drilling & Equipment))(b)..............                  17,800          363,439

                                                       SHARES          VALUE
                                                     -----------   --------------
NORWAY--CONTINUED

Tomra Systems ASA (Machinery
(Diversified))..........................                   7,840   $      282,399
                                                                   --------------
                                                                          997,854
                                                                   --------------
PORTUGAL--0.9%
BPI-SGPS SA Registered Shares (Banks
(Major Regional)).......................                  10,002          208,750
SINGAPORE--1.9%
Industrial & Commercial Bank Ltd. (Banks
(Major Regional)).......................                  78,000          189,061

Robinson & Co. Ltd. (Retail (Department
Stores))................................                  80,000          256,643
                                                                   --------------
                                                                          445,704
                                                                   --------------
SPAIN--5.5%
Adolfo Dominguez (Textiles (Home
Furnishings))(b)........................                   5,700           70,463

Befesa Medio Ambiente SA (Waste
Management)(b)..........................                  10,865          138,731

Catalana Occidente SA (Insurance
(Property-Casualty))(b).................                  10,510          232,738

NH Hoteles SA (Beverages
(Alcoholic))(b).........................                  30,485          404,587
Red Electrica de Espana (Electric
Companies)(b)...........................                  20,000          166,538
Superdiplo SA (Retail (Specialty))(b)...                  12,700          263,700
                                                                   --------------
                                                                        1,276,757
                                                                   --------------
SRI LANKA--0.5%
John Keells Holdings Ltd. (Beverages
(Alcoholic))............................                  48,000          127,476
SWEDEN--2.7%
Artimplant AB Class B (Health Care
(Medical Products & Supplies))(b).......                  32,000          156,102

Haldex AB (Machinery (Diversified)).....                  18,000          221,714
Ortivus AB Class B (Health Care (Medical
Products & Supplies))(b)................                  47,300          242,276
                                                                   --------------
                                                                          620,092
                                                                   --------------
TAIWAN--0.6%
Standard Foods Taiwan Ltd. GDR
(Foods)(b)..............................                  24,687          151,825
UNITED KINGDOM--10.6%
Access Plus PLC (Services (Commercial &
Consumer))..............................                  85,000          344,252

Charles Stanley Group PLC (Investment
Banking/ Brokerage).....................                  55,600          605,738

                       See Notes to Financial Statements                      19

Phoenix-Aberdeen Global Small Cap Fund

                                                       SHARES          VALUE
                                                     -----------   --------------
UNITED KINGDOM--CONTINUED
Gresham Computing PLC (Electronics
(Component Distributors))...............                 371,500   $      583,779

ILP Group PLC (Containers (Metal &
Glass))(b)..............................                 260,000           92,665
Rolfe & Nolan PLC (Services (Data
Processing))............................                 100,000          368,553
Wilmington Group PLC (Publishing).......                 108,000          483,767
                                                                   --------------
                                                                        2,478,754
                                                                   --------------
---------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $14,536,225)                                          14,065,341
---------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS--0.8%
FINANCIAL (DIVERSIFIED)--0.8%
AMEX Financial Select Sector Depository
Receipts................................                   7,500          183,750
---------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $178,927)                                                183,750
---------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.1%
(IDENTIFIED COST $22,821,564)                                          23,075,948
---------------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S         PAR
                                             RATING         VALUE
                                          (Unaudited)       (000)
                                          ------------   -----------
SHORT-TERM OBLIGATIONS--1.6%
COMMERCIAL PAPER--1.6%
General Re Corp. 5.15%, 8/2/99..........      A-1+       $       375          374,946
-------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $374,946)                                                    374,946
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $23,196,510)                                              23,450,894(a)
Cash and receivables, less liabilities--(0.7%)                               (151,899)
                                                                       --------------
NET ASSETS--100.0%                                                     $   23,298,995
                                                                       --------------
                                                                       --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,336,338 and gross depreciation of $3,151,813 for federal income tax purposes. At July 31, 1999, the aggregate cost of securities for federal income tax purposes was $23,266,369.
(b)  Non-income producing.

20
                       See Notes to Financial Statements

Phoenix-Aberdeen Global Small Cap Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense.......................      1.0%
Auto Parts & Equipment..................      4.0
Banks (Major Regional)..................      3.3
Banks (Money Center)....................      0.4
Banks (Regional)........................      0.8
Beverages (Alcoholic)...................      3.6
Biotechnology...........................      0.7
Chemicals (Specialty)...................      0.6
Communications Equipment................      2.7
Computers (Hardware)....................      0.8
Computers (Software & Services).........      1.6
Construction (Cement & Aggregates)......      0.6
Consumer Finance........................      0.3
Containers (Metal & Glass)..............      0.4
Distributors (Food & Health)............      0.7
Electric Companies......................      1.8
Electrical Equipment....................      2.5
Electronics (Component Distributors)....      3.0
Electronics (Semiconductors)............      5.4
Engineering & Construction..............      2.2
Entertainment...........................      0.5
Equipment (Semiconductor)...............      1.4
Financial (Diversified).................      3.3
Foods...................................      1.3
Health Care (Drugs-Major
  Pharmaceuticals)......................      0.6
Health Care (Generic And Other).........      0.8
Health Care (Managed Care)..............      0.9
Health Care (Medical Products &
  Supplies).............................      4.8
Homebuilding............................      0.5
Housewares..............................      0.3
Insurance (Property-Casualty)...........      4.5%
Investment Banking/Brokerage............      2.6
Iron & Steel............................      0.3
Machinery (Diversified).................      3.7
Manufacturing (Diversified).............      1.7
Manufacturing (Specialized).............      0.4
Metal Fabricators.......................      1.6
Oil & Gas (Drilling & Equipment)........      1.9
Paper & Forest Products.................      1.3
Power Producers (Independent)...........      1.6
Publishing..............................      2.1
Reits...................................      3.7
Retail (Department Stores)..............      1.1
Retail (Food Chains)....................      0.3
Retail (Specialty)......................      2.8
Retail (Specialty-Apparel)..............      4.5
Savings & Loan Companies................      2.1
Services (Commercial & Consumer)........      2.8
Services (Data Processing)..............      1.6
Services (Employment)...................      1.0
Shipping................................      0.8
Specialty Printing......................      1.3
Telecommunications
  (Cellular/Wireless)...................      0.9
Telecommunications (Long Distance)......      0.4
Telephone...............................      2.8
Textiles (Apparel)......................      0.4
Textiles (Home Furnishings).............      0.3
Waste Management........................      0.7
                                          -------
                                            100.0%
                                          -------
                                          -------

                       See Notes to Financial Statements                      21

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 31, 1999

ASSETS
Investment securities at value
  (Identified cost $23,196,510)                                    $  23,450,894
Cash                                                                       5,274
Foreign currency at value
  (Identified cost $184)                                                     192
Receivables
  Investment securities sold                                             216,472
  Dividends and interest                                                  30,548
  Fund shares sold                                                        12,052
  Tax reclaim                                                              5,069
Prepaid expenses                                                             543
                                                                   -------------
    Total assets                                                      23,721,044
                                                                   -------------
LIABILITIES
Payables
  Investment securities purchased                                        237,635
  Fund shares repurchased                                                 47,825
  Investment advisory fee                                                 17,324
  Transfer agent fee                                                      15,084
  Distribution fee                                                        10,632
  Financial agent fee                                                      8,109
  Trustees' fee                                                            6,557
  Administration fee                                                       3,007
Accrued expenses                                                          75,876
                                                                   -------------
    Total liabilities                                                    422,049
                                                                   -------------
NET ASSETS                                                         $  23,298,995
                                                                   -------------
                                                                   -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $  24,095,333
Distributions in excess of net investment income                         (56,055)
Accumulated net realized loss                                           (994,534)
Net unrealized appreciation                                              254,251
                                                                   -------------
NET ASSETS                                                         $  23,298,995
                                                                   -------------
                                                                   -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $14,625,913)                     1,468,779
Net asset value per share                                                  $9.96
Offering price per share $9.96/(1-4.75%)                                  $10.46

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $8,673,082)                        888,096
Net asset value and offering price per share                               $9.77

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 1999

INVESTMENT INCOME
Dividends                                                            $   368,291
Interest                                                                  21,788
Foreign taxes withheld                                                   (20,068)
                                                                     -----------
    Total investment income                                              370,011
                                                                     -----------

EXPENSES
Investment advisory fee                                                  202,386
Distribution fee, Class A                                                 36,420
Distribution fee, Class B                                                 92,421
Financial agent fee                                                       49,573
Transfer agent                                                            73,581
Custodian                                                                 57,869
Administration fee                                                        35,715
Professional                                                              35,180
Printing                                                                  16,612
Trustees                                                                  14,272
Registration                                                               4,264
Miscellaneous                                                             13,218
                                                                     -----------
    Total expenses                                                       631,511
    Less expenses borne by investment adviser                            (62,182)
                                                                     -----------
    Net expenses                                                         569,329
                                                                     -----------
NET INVESTMENT LOSS                                                     (199,318)
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                         (943,423)
Net realized gain on foreign currency transactions                         2,658
Net change in unrealized appreciation (depreciation) on investments    1,798,460
Net change in unrealized appreciation (depreciation) on foreign
  currency and foreign currency transactions                                 555
                                                                     -----------
NET GAIN ON INVESTMENTS                                                  858,250
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   658,932
                                                                     -----------
                                                                     -----------

                       See Notes to Financial Statements
22

Phoenix-Aberdeen Global Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended     Year Ended
                                            7/31/99         7/31/98
                                          ------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $   (199,318)  $    (345,457)
  Net realized gain (loss)                    (940,765)      6,452,088
  Net change in unrealized appreciation
    (depreciation)                           1,799,015      (5,764,395)
                                          ------------   -------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  658,932         342,236
                                          ------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                 (435,832)     (1,634,436)
  Net realized gains, Class B                 (289,554)     (1,345,539)
  In excess of net realized gains, Class
    A                                         (595,185)             --
  In excess of net realized gains, Class
    B                                         (395,424)             --
  In excess of net investment income,
    Class A                                         --        (267,897)
  In excess of net investment income,
    Class B                                         --        (154,696)
                                          ------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (1,715,995)     (3,402,568)
                                          ------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (543,132
    and 303,616 shares, respectively)        5,038,303       3,167,670
  Net asset value of shares issued from
    reinvestment of distributions
    (119,451 and
    202,252 shares, respectively)              992,705       1,806,110
  Cost of shares repurchased (953,295
    and 900,403 shares, respectively)       (8,709,664)     (9,370,519)
                                          ------------   -------------
Total                                       (2,678,656)     (4,396,739)
                                          ------------   -------------
CLASS B
  Proceeds from sales of shares (83,960
    and 162,943 shares, respectively)          738,926       1,661,922
  Net asset value of shares issued from
    reinvestment of distributions
    (75,170 and
    138,880 shares, respectively)              615,640       1,231,865
  Cost of shares repurchased (483,883
    and 693,656 shares, respectively)       (4,224,626)     (7,063,874)
                                          ------------   -------------
Total                                       (2,870,060)     (4,170,087)
                                          ------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (5,548,716)     (8,566,826)
                                          ------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS     (6,605,779)    (11,627,158)
NET ASSETS
  Beginning of period                       29,904,774      41,531,932
                                          ------------   -------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS
    IN EXCESS OF NET INVESTMENT INCOME
    OF ($56,055) AND ($163,858),
    RESPECTIVELY]                         $ 23,298,995   $  29,904,774
                                          ------------   -------------
                                          ------------   -------------

                       See Notes to Financial Statements

Phoenix-Aberdeen Global Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             CLASS A
                                         ------------------------------------------------
                                                                                  FROM
                                              YEAR ENDED JULY 31,              INCEPTION
                                         -----------------------------         9/4/96 TO
                                            1999               1998             7/31/97
                                         ----------         ----------         ----------
Net asset value, beginning of period     $    10.11         $    11.08         $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                (0.04)(4)(5)       (0.07)(4)(5)       (0.03)(4)(5)
  Net realized and unrealized gain
    (loss)                                     0.52               0.14               1.11
                                              -----              -----              -----
      TOTAL FROM INVESTMENT
        OPERATIONS                             0.48               0.07               1.08
                                              -----              -----              -----
LESS DISTRIBUTIONS
  Dividends from net realized gains           (0.27)             (0.89)                --
  In excess of net realized gains             (0.36)                --                 --
  In excess of net investment income             --              (0.15)                --
                                              -----              -----              -----
      TOTAL DISTRIBUTIONS                     (0.63)             (1.04)                --
                                              -----              -----              -----
Change in net asset value                     (0.15)             (0.97)              1.08
                                              -----              -----              -----
NET ASSET VALUE, END OF PERIOD           $     9.96         $    10.11         $    11.08
                                              -----              -----              -----
                                              -----              -----              -----
Total return(1)                                5.99%              1.86%             10.80%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $14,626            $17,781            $23,874
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.10%              2.10%              2.10%(2)
  Net investment income (loss)                (0.50)%            (0.65)%            (0.32)%(2)
Portfolio turnover                               81%               212%               162%(3)

                                                             CLASS B
                                         ------------------------------------------------
                                                                                  FROM
                                              YEAR ENDED JULY 31,              INCEPTION
                                         -----------------------------         9/4/96 TO
                                            1999               1998             7/31/97
                                         ----------         ----------         ----------
Net asset value, beginning of period     $    10.00         $    11.00         $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                (0.11)(4)(6)       (0.14)(4)(6)       (0.10)(4)(6)
  Net realized and unrealized gain
    (loss)                                     0.51               0.14               1.10
                                              -----              -----              -----
      TOTAL FROM INVESTMENT
        OPERATIONS                             0.40                 --               1.00
                                              -----              -----              -----
LESS DISTRIBUTIONS
  Dividends from net realized gains           (0.27)             (0.89)                --
  In excess of net realized gains             (0.36)                --                 --
  In excess of net investment income             --              (0.11)                --
                                              -----              -----              -----
      TOTAL DISTRIBUTIONS                     (0.63)             (1.00)                --
                                              -----              -----              -----
Change in net asset value                     (0.23)             (1.00)              1.00
                                              -----              -----              -----
NET ASSET VALUE, END OF PERIOD           $     9.77         $    10.00         $    11.00
                                              -----              -----              -----
                                              -----              -----              -----
Total return(1)                                5.22%              1.12%             10.00%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                $8,673            $12,123            $17,658
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.85%              2.85%              2.85%(2)
  Net investment income (loss)                (1.26)%            (1.40)%            (1.07)%(2)
Portfolio turnover                               81%               212%               162%(3)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03 and $0.05, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03 and $0.05, respectively.

                       See Notes to Financial Statements
24

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Aberdeen Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Series. Each Series has distinct investment objectives.

  The New Asia Fund seeks as its investment objective long-term capital appreciation through investing in equity securities of issuers located in at least three different countries throughout Asia other than Japan. The Global Small Cap Fund seeks as its investment objective long-term capital appreciation through investing in a globally diversified portfolio of equity securities of small and medium sized companies.

  Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, Passive Foreign Investment Companies, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999 (CONTINUED)

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. EXPENSES:

  Expenses incurred by the Trust with respect to more than one Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

H. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Phoenix-Aberdeen International Advisors, LLC ("PAIA" or the "Adviser") serves as the investment adviser to the Trust. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC (previously known as Aberdeen Trust
PLC).

  PAIA is entitled to a fee at an annual rate of 0.85% of the average daily net assets of each Series. Pursuant to sub-advisory agreements, the Adviser delegates certain investment decisions and functions to other entities. Phoenix Investment Counsel, Inc. ("PIC"), an indirect, majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.15% of the average aggregate daily net assets of each Series from PAIA for providing cash management and other services, as needed. In addition, PAIA allocates certain assets of the Global Small Cap Series for management by PIC. PAIA pays a sub-advisory fee to PIC at an annual rate of 0.40% of the average daily net assets of the Global Small Cap Series so allocated. PAIA also pays a sub-advisory fee to Aberdeen at an annual rate of 0.40% of the average net assets of the New Asia Series and 0.40% of the average net assets of the Global Small Cap Series allocated to Aberdeen by the Adviser for management.

  The Adviser has agreed to reimburse the New Asia Series and the Global Small Cap Series to the extent that other operating expenses (excluding advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.00% of the average daily net assets for Class A and Class B shares for each Series.

  Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor"), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained net selling commissions of $3,008 for Class A shares and deferred sales charges of $89,663 for Class B shares for the year ended July 31, 1999. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Series. The Distributor has advised the Trust that of the total amount expensed for the year ended July 31, 1999, $122,370 was retained by the Distributor, $44,591 was paid out to unaffiliated participants and $8,158 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent to the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimums and waivers may apply. As Administrator for the Trust, Phoenix Investment Partners Ltd., an indirect, majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.15% of the average daily net assets of each Series for administrative services.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended July 31, 1999, transfer agent fees were $128,680 of which PEPCO retained $9,161 which is net of fees paid to State Street.

  At July 31, 1999, PHL and its affiliates held Trust shares which aggregated the following:

                                                                Aggregate
                                                                Net Asset
                                                     Shares       Value
                                                    ---------  ------------
New Asia Fund, Class A............................    309,003   $2,543,095
Global Small Cap Fund, Class A....................    588,481    5,861,271

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended July 31, 1999 (excluding U.S. Government and agency securities, short-term securities, and forward currency contracts) aggregated the following:

                                                      Purchases         Sales
                                                    -------------   -------------
New Asia Fund.....................................  $   3,697,605   $   4,173,702
Global Small Cap Fund.............................     19,153,033      26,653,639

  There were no purchases or sales of long-term U.S. Government and agency securities during the year ended July 31, 1999.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series' ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  At July 31, 1999, the New Asia Fund had a capital loss carryover of $100,079, expiring in 2006 and $3,177,949 expiring in 2007, and the Global Small Cap Fund had a capital loss carryover of $725,764 expiring in 2007. These may be used to offset future capital gains.

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended July 31, 1999, the following foreign currency and capital losses were deferred:

                                                            Foreign
                                                            Currency    Capital
                                                            --------   ----------
New Asia Fund.............................................  $     --   $  134,909
Global Small Cap Fund.....................................     1,226      253,741

For the year ended July 31, 1999, prior year losses deferred were utilized as follows: New Asia Fund $2,689,202 of capital and $13,207 of currency and Global Small Cap Fund $27,411 of capital.

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of July 31, 1999, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                       Capital paid
                                                         Accumulated   in on shares
                                        Undistributed        net            of
                                        net investment    realized      beneficial
                                        income (loss)    gain (loss)     interest
                                        --------------   -----------   ------------
New Asia Fund.........................     $ 33,978       $ (14,333)     $(19,645)
Global Small Cap Fund.................      307,121          (3,926)    (303,195)

This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                    [LOGO]

To the Trustees and Shareholders of
Phoenix-Aberdeen Series Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the New Asia Series and the Global Small Cap Series (constituting the Phoenix-Aberdeen Series, hereinafter referred to as the "Trust") at July 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 10, 1999

PHOENIX-ABERDEEN SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis F. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
Chong Yoon Chou, Senior Vice President
Christopher D. Fishwick, Senior Vice President
Vivek Gandhi, Senior Vice President
Peter Hames, Senior Vice President
Gawaine Lewis, Senior Vice President
Hugh Young, Senior Vice President
Shahreza Yusof, Senior Vice President
Christian C. Bertelsen, Vice President
Robert S. Driessen, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Nancy G. Curtiss, Treasurer
C. Jeffrey Bohne, Clerk and Secretary

INVESTMENT ADVISER
Phoenix-Aberdeen International Advisors, LLC
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

World Wide Web Address:
WWW.PHOENIXINVESTMENTS.COM

                                                ------------------
PHOENIX EQUITY PLANNING CORPORATION                 PRSRT STD
PO Box 2200                                        U.S. Postage
Enfield CT 06083-2200                                 PAID
                                                 Springfield, MA
                                                  Permit No. 444
                                                ------------------

[LOGO]PHOENIX
      INVESTMENT PARTNERS

                                                    PXP 190 (9/99)